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                                                                   Exhibit 10.15
                                                                   -------------

                                UNANIMOUS CONSENT
                                     OF THE
                             COMPENSATION COMMITTEE
                                     OF THE
                              BOARD OF DIRECTORS OF
                       PEGASUS COMMUNICATIONS CORPORATION


         Pursuant to Section 141(f) of the Delaware General Corporation Law, the undersigned, being all of the members of the Compensation Committee of the Board of Directors of Pegasus Communications Corporation (the "Compensation Committee"), without the formality of convening a meeting, hereby waive any written notice required by law and consent and agree that the following resolutions be, and they hereby are, adopted as of the 23rd day of December 2002.

                  WHEREAS, on December 6, 2002, a committee of the Board of Directors of Pegasus Communications Corporation ("PCC") resolved to effect a one-for-ten reverse stock split of the PCC Class A common stock ("Common Stock") effective as of December 31, 2002 (the "Effective Date");

                  WHEREAS, Section 13 of the Pegasus Communications 1996 Stock Option Plan (the "Stock Option Plan") and Section 10 of the Pegasus Communications Restricted Stock Plan (the "Restricted Stock Plan") provide that the respective Plans may be amended by the Compensation Committee at any time, subject to certain limitations;

                  WHEREAS, in order to reflect the reverse stock split, the Compensation Committee desires to (i) amend certain provisions of the Stock Option Plan and the Restricted Stock Plan, and (ii) amend options outstanding under the Stock Option Plan and the Restricted Stock Plan with respect to employees who are executive officers of PCC;

                  NOW, THEREFORE, BE IT:

                  RESOLVED, that, effective on the Effective Date, (i) the Pegasus Communications 1996 Stock Option Plan (the "Stock Option Plan") shall be amended so that (a) the aggregate number of shares of Common Stock available for the granting of options under the Stock Option Plan equals the number of shares available for the granting of options under the Stock Option Plan immediately prior to the Effective Date divided by ten and rounding any fraction of a share down to the next lowest integer, and (b) the number of shares of Common Stock with respect to which options may be granted to any employee in any calendar year shall be 200,000 shares; and (ii) with respect to options granted under the Stock Option Plan to employees who are executive officers of PCC, (a)


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         the total number of shares of Common Stock subject to each such option shall be adjusted so as to entitle the holder of the option to purchase the number of full shares of Common Stock determined by dividing the number of shares subject to the option immediately prior to the Effective Date by ten and rounding any fraction of a share down to the next lowest integer, and (b) the purchase price per share for each such option shall be adjusted so that the purchase price equals the product of ten multiplied by the purchase price per share in effect immediately prior to the Effective Date;

                  FURTHER RESOLVED, that, effective on the Effective Date, (i) the Pegasus Communications Restricted Stock Plan (the "Restricted Stock Plan") shall be amended so that the aggregate number of shares of Common Stock with respect to which options may be granted to any employee in any calendar year shall be 5,000 shares; and (ii) with respect to options granted under the Restricted Stock Plan to employees who are executive officers of PCC, (a) the total number of shares subject to each such option shall be adjusted so as to entitle the holder of the option to purchase the number of full shares of Common Stock determined by dividing the number of shares subject to the option immediately prior to the Effective Date by ten and rounding any fraction of a share down to the next lowest integer, and (b) the purchase price per share for each such option shall be adjusted so that the purchase price equals the product of ten multiplied by the purchase price per share in effect immediately prior to the Effective Date;

                  FURTHER RESOLVED, that any Designated Officer (as defined below), on behalf of PCC, is severally authorized to execute and deliver any and all documents and to take any and all actions that he or she determines to be necessary, advisable or convenient in order to carry out, or otherwise relating to, any transaction contemplated by the foregoing resolutions, and that the execution and delivery of any such document or the taking of any such action shall conclusively establish any determination required hereby and the authority of such Designated Officer therefor;

                  FURTHER RESOLVED, that any actions heretofore taken by any Designated Officer in accordance with the foregoing resolutions be, and hereby are, ratified and confirmed; and be it

                  FURTHER RESOLVED, that "Designated Officer" means the President, any Vice President, the Secretary, and any Assistant Secretary of PCC.





                            [signature page follows]


                                     - 2 -
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         All signatures need not appear on the same copy of this Unanimous
Consent.


DATE                                         COMPENSATION COMMITTEE MEMBER
----                                         -----------------------------

December 23, 2002                            /s/ James J. McEntee, III
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                                             James J. McEntee, III


December 23, 2002                            /s/ Harry F. Hopper III
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                                             Harry F. Hopper III


December 23, 2002                            /s/ Robert F. Benbow
---------------------------                  -----------------------------------
                                             Robert F. Benbow